TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectuses and

Statement of Additional Information

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Transamerica Asset Allocation – Conservative VP

Transamerica Asset Allocation – Moderate VP

Transamerica Asset Allocation – Moderate Growth VP

Transamerica Asset Allocation – Growth VP

Transamerica International Moderate Growth VP

Transamerica Multi-Manager Alternative Strategies VP

Transamerica ING Conservative Allocation VP

Transamerica ING Moderate Growth Allocation VP

Transamerica ING Balanced Allocation VP

At a meeting of the Board of Trustees (the “Board”) of Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP, Transamerica International Moderate Growth VP, Transamerica Multi-Manager Alternative Strategies VP, Transamerica ING Conservative Allocation VP, Transamerica ING Moderate Growth Allocation VP, and Transamerica ING Balanced Allocation VP (the “portfolios”) held on January 22 and 23, 2014, the Board approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of Transamerica Asset Management, Inc., pursuant to which AUIM would serve as sub-adviser to each portfolio, subject to approval by the portfolio’s shareholders.

A proxy statement is expected to be mailed to the shareholders of each of the portfolios in the first quarter of 2014.

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Investors Should Retain this Supplement for Future Reference

January 29, 2014